UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 12, 2014

OCATA THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50295	87-0656515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Locke Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (508) 756-1212

Advanced Cell Technology, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2014 annual meeting of stockholders of Ocata Therapeutics, Inc. (formerly known as Advanced Cell Technology, Inc.) (the “Company”), which was held on November 12, 2014 (the “2014 Annual Meeting”), the Company’s stockholders approved the Company’s 2014 Stock Option and Incentive Plan (the “2014 Stock Option Plan”). The 2014 Stock Option Plan previously had been approved, subject to stockholder approval, by the Company’s Board of Directors. The Company’s executive officers and directors are eligible to receive awards under the 2014 Stock Option Plan, including stock options and restricted stock units, in accordance with the terms and conditions of the 2014 Stock Option Plan.

For a description of the terms and conditions of the 2014 Stock Option Plan, see “Proposal 4 – Approval of the Advanced Cell Technology, Inc. 2014 Stock Option and Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 26, 2014 (the “Proxy Statement”), which description is incorporated herein by reference. That detailed summary of the 2014 Stock Option Plan and the foregoing description of the 2014 Stock Option Plan are qualified in their entirety by reference to the full text of the 2014 Stock Option Plan, which is filed as Exhibit 10.1 hereto (incorporated by reference to Appendix C to the Proxy Statement) and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2014 Annual Meeting, the Company’s stockholders approved two Certificates of Amendment to the Company’s Certificate of Incorporation. The first Certificate of Amendment (the “Share Increase Certificate of Amendment”) provided for an increase in the number of authorized shares of the Company’s common stock, par value $0.001 per share, from 37,500,000 to 60,000,000. The Share Increase Certificate of Amendment became effective upon its filing with the Secretary of State of the State of Delaware on November 12, 2014. The second Certificate of Amendment (the “Name Change Certificate of Amendment”) provided for the Company’s name to change from “Advanced Cell Technology, Inc.” to “Ocata Therapeutics, Inc.” The Name Change Certificate of Amendment became effective upon its filing with the Secretary of State of the State of Delaware on November 12, 2014.

The foregoing descriptions of the Share Increase Certificate of Amendment and Name Change Certificate of Amendment are respectively qualified in their entirety by reference to the copy of the Share Increase Certificate of Amendment filed as Exhibit 3.1 to this Form 8-K, and the copy of the Name Change Certificate of Amendment filed as Exhibit 3.2 to this Form 8-K, each of which are incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2014 Annual Meeting, the Company’s stockholders approved the five proposals listed below. The proposals are described in detail in the Company’s Proxy Statement. A total of 25,809,478 shares of common stock, representing 75.44% of the shares outstanding and eligible, to vote were represented, in person or by proxy, at the 2014 Annual Meeting, constituting a quorum.  The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting as set forth in the Proxy Statement are as follows:

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Proposal 1. To elect the following persons named as nominees for directors of the Company, to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified:

DIRECTORS:	FOR	WITHHELD
Paul K. Wotton	11,064,967	710,734

Alan C. Shapiro	8,428,057	3,347,644

Robert Langer	11,172,078	603,623

Zohar Loshitzer	9,723,712	2,051,989

Gregory D. Perry	10,967,994	807,707

Michael T. Heffernan	11,003,327	772,374

Proposal 2.  To approve the Certificate of Amendment to increase the number of authorized shares of common stock:

FOR	AGAINST	ABSTAIN
21,441,363	4,005,269	362,846

Proposal 3.  To approve the Certificate of Amendment to change the Company’s name to “Ocata Therapeutics, Inc.”:

FOR	AGAINST	ABSTAIN
22,751,348	2,857,477	200,653

Proposal 4.  To approve the Company’s 2014 Stock Option Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
8,382,865	3,101,571	291,265	14,033,777

Proposal 5.  To approve by non-binding vote the compensation of the Company’s “name executive officers’:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
8,441,993	2,892,583	441,125	14,033,777

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation of Advanced Cell Technology, Inc. as filed on November 12, 2014 with the Delaware Secretary of State.

3.2	Certificate of Amendment to Certificate of Incorporation of Advanced Cell Technology, Inc. as filed on November 12, 2014 with the Delaware Secretary of State.

10.1	Advanced Cell Technology, Inc. 2014 Stock Option Plan (previously filed as Appendix C to the Company’s definitive proxy statement on Schedule 14A (File No. 000-50295), filed on September 26, 2014 and incorporated herein by reference).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ocata Therapeutics, Inc.

Date: November 13, 2014	By:	/s/ Edward Myles
Edward Myles Chief Financial Officer and Chief Operating Officer

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